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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A-1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2001

                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  0-26886                  13-4148725
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)


               46 Berkeley Square, London W1J 5AT, United Kingdom
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         (Address of Principal Executive Offices)               (Zip Code)


                               011-44 20 7598-4070
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  (a)(1)

                  (i) The Company's auditors, Arthur Andersen, resigned as the Company's auditors on December 31, 2001.

                  (ii) The report of Arthur Andersen on the Company's financial statements for the fiscal year ended December 31, 2000 and for the period from inception (October 18, 1999) to December 31, 1999, contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.

                  (iii) Not applicable.

                  (iv) During the fiscal year ended December 31, 2000 and for the period from inception (October 18, 1999) to December 31, 1999 and through December 31, 2001, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

                  (a)(2) On January 2, 2002, the Company engaged BDO Stoy Hayward to act as its independent accountant.

                  (i) Not applicable.

                  (ii) Not applicable.

                  (a)(3) The registrant has requested that Arthur Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in (a)(1) above. A copy of such letter dated 7 January 2002 is filed as an Exhibit to this Form 8-K.

                  (b) Not applicable.
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      EXHIBITS

                      EXHIBIT 16 Letter, dated 7 January 2002, from Arthur Andersen to the Company.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 HTTP TECHNOLOGY, INC.


                                                 By: /s/ STEFAN ALLESCH-TAYLOR
                                                     ---------------------------
                                                 Stefan Allesch-Taylor
                                                 Chairman

Date: January 9, 2002